EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the  inclusion in this  registration  statement on Form S-3 of our report dated March 31, 1997, on our audits of the financial statements of Xybernaut Corporation. We also consent to the reference to our firm under the caption "Experts."


/s/ Coopers & Lybrand

Coopers & Lybrand
McLean, VA
September 17, 1997